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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

         Date of report
         (Date of earliest event reported):  June 15, 1996


            J.P. Morgan Structured Finance Corp. (Registrant)/
            --------------------------------------------------
              Guaranteed Export Trust-PDVSA 1996-A  (Issuer)
            --------------------------------------------------
            (Exact Name of Registrant as Specified in Charter)


   Delaware                    33-76482                     13-3761270
- ---------------              -----------                ------------------
(State or Other              (Commission                   (IRS Employer
Jurisdiction of              File Number)               Identification No.)
Incorporation)


c/o Bankers Trust Company, as Trustee
    Four Albany Street
    New York, New York                                           10006
- ----------------------------------------                       ----------
(Address of Principal Executive Offices)                       (Zip Code)


Trustee's telephone number, including area code:
         (212) 250-2500


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               Item 5.  Other Events

               As of June 15, 1996, prior to the distribution as stated below, the seventeen definitive treasury rate notes of Maraven, S.A. (each of the treasury rate note, a "Promissory Note" and, collectively, the "Promissory Notes") relating to Guaranteed Export Trust-PDVSA 1996-A (the "Trust") had a total principal balance of $233,053,768. The principal balance of the Promissory Notes will be amortized in 16 equal installments of principal of $13,709,154.85 and one other installment of $13,707,290.40. Such principal payment will be made on June 15 and December 15 of every year, beginning on June 15, 1996 and ending on June 15, 2004.

               On behalf of Guaranteed Export Trust-PDVSA 1996-A, Bankers Trust Company, as trustee for the Trust (the "Trustee"), has caused to be filed with the Commission the Semiannual Report dated June 15, 1996, with respect to the Trust. The Semiannual Report is filed pursuant to and in accordance with the no action letter filed July 12, 1995 regarding Guaranteed Export Trusts - PDVSA. The filing of the Semiannual Report will occur subsequent to each semiannual distribution to holders of the Trust's 6.55% Certificates, due June 15, 2004, Series 1996-A (the "Certificates"). The Certificates are designed to pass through to the holders principal and interest payments on the Promissory Notes.

                     Semiannual Report Information:

               A. Aggregate distribution information for the period ended June 15, 1996.


                     Certificate
                       Holder            Principal           Interest
                     -----------         ---------           --------
                     Cede & Co.        $13,709,154.85      $1,950,530.56

               B.    No delinquency in payment under the Promissory Notes.

               C. There was no principal nor interest deficiency during this payment period.

               D. There were no amounts paid or amounts payable under the PDVSA Guarantee, the Eximbank Guarantee or the Liquidity Agreement.

               E. There were no further developments with respect to the Eximbank Guarantee.

               Item 7.  Financial Statements and Exhibits

               (c).  Exhibits

               No.
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               4.1    Declaration of Trust, including
                      the form of Certificates(*)

               10.1   Liquidity Agreement(*)

               10.2   Second Transfer Agreement(*)

               10.3  Guarantee Agreement.(**)

               20.1   Semiannual Report for the period ended
                      June 15, 1996.
_______________
 (*)  Previously filed with 8-K dated April 29, 1996.

(**)  Previously filed with Registration Statement on Form S-3, No. 33-76482.


                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, Guaranteed Export Trust-PDVSA 1996-A has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           GUARANTEED EXPORT TRUST-PDVSA 1996-A

                           By: Bankers Trust Company, as Trustee


June 21, 1996              By: /s/    Steve M. Husbands
                               ______________________________
                               Name:  Steve M. Husbands
                               Title: Assistant Secretary